FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 20, 2002

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (813) 283-7000


NOT APPLICABLE
(Former name or former address, if changed since last report)


Item 9.  	REGULATION FD DISCLOSURE.

On September 20, 2002, the Registrant issued a news release entitled "Checkers(/Rally's( Introduces New HoneyGrilled Chicken Sandwich," and a copy is being filed herewith as Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  Daniel J. Dorsch
Title:  President and Chief Executive Officer
Dated:  September 30, 2002





EXHIBIT INDEX

Exhibit Number	Description

99.1			Press Release, dated September 20, 2002


Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600, Tampa, Florida 33607  *
(813) 283-7000 * (813) 283-7001

CONTACT:    Kim Francis	NEWS RELEASE
            MARC Public Relations
            412-562-1186

            FOR IMMEDIATE RELEASE

Checkers(/Rally's( Introduces New HoneyGrilled( Chicken Sandwich New Limited-Time Offer Adds Even More Variety To Adult Fast Feeder Menu

TAMPA, Fl. - September 20, 2002 - Checkers Drive-In Restaurants, Inc.
(NASDAQ: CHKR), the nation's leading double drive-thru chain, today introduced the newest addition to its menu, Checkers(/Rally's( HoneyGrilled( Chicken Sandwich. This top-quality grilled chicken breast sandwich is available for a limited time only at participating Checkers and Rally's locations.

"The HoneyGrilled Chicken Sandwich is an exciting new option on Checkers/Rally's menu, offering our customers more choices and great quality," said Richard S. Turer, Vice President of Marketing, Checkers Drive-In Restaurants, Inc. "Our HoneyGrilled Chicken Sandwich features great sauce that delivers the high-flavor, adult-focused taste profile that our customers have come to expect from Checkers/Rally's."

After extensive testing in Checkers and Rally's markets, both brands will be offering HoneyGrilled Chicken at a special introductory price at participating restaurants in October.

"Although Checkers and Rally's are best known for burgers, seasoned fries, chili cheese dogs and specialty shakes, we now offer a complete line of quality chicken menu options. From our Screamin' Chicken( marinated chicken tenders to our grilled chicken breast sandwich, we offer our customers great variety, great choices and great value," said Turer.

The Checkers/Rally's HoneyGrilled Chicken sandwich is available now at participating Checkers and Rally's locations for a limited time.

Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-through restaurant chain in the United States. The company develops, produces, owns, operates and franchises quick service 'double drive-thru' restaurants.

Except for historical information, this announcement contains "forward-looking" and Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These forward-looking and Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.